EXHIBIT 32

FOOT LOCKER, INC.
Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Foot Locker, Inc. (the “Registrant”) for the period ended January 29, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Matthew D. Serra as Chief Executive Officer of the Registrant and Bruce L. Hartman as Chief Financial Officer of the Registrant, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 28, 2005

Matthew D. Serra
Chief Executive Officer

Bruce L. Hartman
Chief Financial Officer